GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS	12 Months Ended
Dec. 31, 2018
Gain/(Loss) on sale of assets and deferred gains [Abstract]
GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS
GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS

(in thousands of $)	2018	2017	2016
Net gain (loss) on sale of vessels	2	(570)	72
Amortization of deferred gains	258	258	228
	260	(312)	300

In 2018, we entered into an agreement to sell the Golden Eminence, a Panamax vessel, to an unrelated third party for $14.7 million, gross, and we recognized an insignificant gain subsequent of a previous impairment loss in connection with the sale.

In September 2017, we entered into agreements to sell six Ultramax vessels (Golden Libra, Golden Virgo, Golden Taurus, Golden Gemini, Golden Aries and Golden Leo). In the fourth quarter of 2017, we agreed to a partial settlement for one of these vessels in the form of consideration shares in the buyer. In the aggregate, the consideration received consisted of $135.1 million in cash and 910,802 consideration shares in the buyer. The value of the consideration shares in the buyer was $7.4 per share at the date of completion of the sale. The six vessels were delivered in the fourth quarter of 2017 and the Company recorded a net loss of $0.6 million upon completion of the sales.

In August 2016, we sold Golden Lyderhorn, a 1999-built Panamax classified as a vessel held under capital lease, and a loss on the sale of $9.0 thousand was recorded subsequent of a previous impairment loss in connection with the sale.

In February 2016 and October 2016, we completed the sale of Front Caribbean and Front Mediterranean and gains of $68.0 thousand and $13.0 thousand were recorded, respectively.